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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                _______________________________________________

                                 Date of Report
                        (Date of earliest event reported)

                                  March 8, 2002

                                  THE GAP, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        1-7562                    94-1697231
 ------------------------       ------------------------     -------------------
 (State of incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)



           Two Folsom Street
       San Francisco, California                             94105
----------------------------------------               -----------------
(Address of principal executive offices)                   (Zip Code)


                                 (650) 952-4400
                 -----------------------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

          On March 8, 2002, The Gap, Inc. (the "Company") issued a press release announcing the closing of its sale of additional convertible notes of the Company pursuant to a private placement under Rule 144A and Regulation S. A copy of this press release is attached hereto as Exhibit 99.1.


Item 7.   Exhibits.

99.1           Press Release dated March 8, 2002

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE GAP, INC.
                                                 (Registrant)

Date:  March 11, 2002                       By:    /s/ Heidi Kunz
                                               -----------------------------
                                               Heidi Kunz
                                               Executive Vice President and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number                         Description

99.1              Press Release dated March 8, 2002